NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $8,765.97
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4        $7,135.40
+ Annual Premium*                        $2,500.00
- Premium Expense Charge**                  $87.50
- Monthly Deduction***                     $608.64
- Mortality & Expense Charge****            $82.96
+ Hypothetical Rate of Return*****         ($90.33)
                                         ---------
=                                           $8,766 (rounded to the nearest
                                                    dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month              COI
          -----              ---

           1               $43.64
           2               $43.65
           3               $43.67
           4               $43.68
           5               $43.70
           6               $43.71
           7               $43.73
           8               $43.74
           9               $43.76
          10               $43.77
          11               $43.79
          12               $43.80

          Total           $524.64

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month          Interest
          -----          --------

           1              ($7.82)
           2              ($7.77)
           3              ($7.72)
           4              ($7.66)
           5              ($7.61)
           6              ($7.55)
           7              ($7.50)
           8              ($7.45)
           9              ($7.39)
          10              ($7.34)
          11              ($7.29)
          12              ($7.23)

          Total          ($90.33)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $8,765.97
- Year 5 Surrender Charge         $2,084.00
                                  ---------
=                                    $6,682 (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,598.27
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4        $8,359.84
+ Annual Premium*                        $2,500.00
- Premium Expense Charge**                  $87.50
- Monthly Deduction***                     $604.49
- Mortality & Expense Charge****            $94.02
+ Hypothetical Rate of Return*****         $524.44
                                         ---------
=                                          $10,598 (rounded to the nearest
                                                    dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---

           1            $43.36
           2            $43.36
           3            $43.36
           4            $43.37
           5            $43.37
           6            $43.37
           7            $43.38
           8            $43.38
           9            $43.38
          10            $43.39
          11            $43.39
          12            $43.39

          Total        $520.49

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month        Interest
          -----        --------

           1             $44.03
           2             $43.97
           3             $43.91
           4             $43.85
           5             $43.79
           6             $43.73
           7             $43.67
           8             $43.61
           9             $43.56
          10             $43.49
          11             $43.43
          12             $43.37

          Total         $524.44

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $10,598.27
- Year 5 Surrender Charge          $2,084.00
                                  ----------
=                                     $8,514 (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,753.71
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4        $9,743.17
+ Annual Premium*                        $2,500.00
- Premium Expense Charge**                  $87.50
- Monthly Deduction***                     $599.71
- Mortality & Expense Charge****           $106.52
+ Hypothetical Rate of Return*****       $1,304.27
                                         ---------
=                                          $12,754 (rounded to the nearest
                                                    dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---

           1            $43.04
           2            $43.03
           3            $43.02
           4            $43.00
           5            $42.99
           6            $42.98
           7            $42.97
           8            $42.96
           9            $42.95
          10            $42.94
          11            $42.92
          12            $42.91

          Total        $515.71

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month        Interest
          -----        --------

           1            $106.32
           2            $106.74
           3            $107.16
           4            $107.59
           5            $108.02
           6            $108.45
           7            $108.89
           8            $109.33
           9            $109.77
          10            $110.22
          11            $110.67
          12            $111.12

          Total       $1,304.27

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $12,753.71
- Year 5 Surrender Charge            $2,084.00
                                    ----------
=                                      $10,670 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $8,437.84
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4        $6,878.15
+ Annual Premium*                        $2,500.00
- Premium Expense Charge**                  $87.50
- Monthly Deduction***                     $685.14
- Mortality & Expense Charge****            $80.27
+ Hypothetical Rate of Return*****         ($87.40)
                                         ---------
=                                           $8,438 (rounded to the nearest
                                                    dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---

           1            $47.50
           2            $47.51
           3            $47.53
           4            $47.55
           5            $47.57
           6            $47.59
           7            $47.60
           8            $47.62
           9            $47.64
          10            $47.66
          11            $47.67
          12            $47.69

          Total        $571.14

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month       Interest
          -----       --------

           1           ($7.61)
           2           ($7.55)
           3           ($7.49)
           4           ($7.43)
           5           ($7.37)
           6           ($7.31)
           7           ($7.25)
           8           ($7.20)
           9           ($7.14)
          10           ($7.08)
          11           ($7.02)
          12           ($6.96)

          Total       ($87.40)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $8,437.84
- Year 5 Surrender Charge          $2,084.00
                                   ---------
=                                     $6,354 (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,219.73
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4        $8,071.14
+ Annual Premium*                        $2,500.00
- Premium Expense Charge**                  $87.50
- Monthly Deduction***                     $680.74
- Mortality & Expense Charge****            $91.06
+ Hypothetical Rate of Return*****         $507.89
                                         ---------
=                                          $10,220 (rounded to the nearest
                                                    dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---

           1            $47.20
           2            $47.20
           3            $47.21
           4            $47.21
           5            $47.22
           6            $47.23
           7            $47.23
           8            $47.24
           9            $47.24
          10            $47.25
          11            $47.25
          12            $47.26

          Total        $566.74

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month        Interest
          -----        --------

           1             $42.82
           2             $42.73
           3             $42.64
           4             $42.55
           5             $42.46
           6             $42.37
           7             $42.28
           8             $42.19
           9             $42.10
          10             $42.01
          11             $41.92
          12             $41.82

          Total         $507.89

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $10,219.73
- Year 5 Surrender Charge          $2,084.00
                                  ----------
=                                     $8,136 (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,317.69
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4        $9,419.93
+ Annual Premium*                        $2,500.00
- Premium Expense Charge**                  $87.50
- Monthly Deduction***                     $675.68
- Mortality & Expense Charge****           $103.25
+ Hypothetical Rate of Return*****       $1,264.18
                                         ---------
=                                          $12,318 (rounded to the nearest
                                                    dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---

           1            $46.86
           2            $46.85
           3            $46.84
           4            $46.83
           5            $46.82
           6            $46.81
           7            $46.80
           8            $46.79
           9            $46.78
          10            $46.77
          11            $46.76
          12            $46.75

          Total        $561.68

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month        Interest
          -----        --------

           1            $103.43
           2            $103.77
           3            $104.11
           4            $104.46
           5            $104.80
           6            $105.15
           7            $105.51
           8            $105.86
           9            $106.22
          10            $106.59
          11            $106.95
          12            $107.32

          Total       $1,264.18

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $12,317.69
- Year 5 Surrender Charge         $2,084.00
                                 ----------
=                                   $10,234 (rounded to the nearest dollar)